BLACKROCK VARIABLE SERIES FUNDS, INC.
					BlackRock Bond V.I. Fund
				SUPPLEMENT DATED DECEMBER 10, 2007
			TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
					DATED MAY 1, 2007

This amendment relates to BlackRock Bond V.I Fund (the "Fund"), a series of BlackRock Variable Series Funds, Inc. (the "Corporation").


Change in Investment Objective and Names



The sections "Key Facts-BlackRock Bond V.I. Fund at a Glance-What are the Fund's investment objectives?" on page 3 and "Details About the Fund-How the Fund Invests" on page 10 of the Corporation's current Prospectus is amended to reflect the new investment objective of the Fund as described below. The Corporation's current Prospectus and Statement of Additional Information are also amended to replace references to "Bond V.I. Fund" with references to "BlackRock Total Return V.I. Fund."

Effective December 10, 2007, the Fund changed its investment objective to the following:to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

As of December 10, 2007, the Fund changed its name to "BlackRock Total Return V.I. Fund."

The change in investment objective is not expected to materially change the manner in which the Fund is currently managed. However, the amended investment objective may provide the portfolio management team of the Fund with greater flexibility in managing the Fund, since a greater emphasis on pursuing capital appreciation could potentially be undertaken by the Fund given appropriate market conditions. Also,while the principal risks of investing in the Fund will not be changed in any material respect by this change in investment objective, the potentially greater flexibility that arises from a possible increased emphasis in capital appreciation might entail increased risks arising from capital appreciation.

Change in Investment Strategy

"Details About the Fund-How the Fund Invests-Other Strategies" on page 11 of the Corporation's current Prospectus is amended as follows:

The Fund has changed its investment strategy regarding investments in below-investment-grade fixed-income securities ("junk bonds") to increase from 10% to 20% the amount that the Fund may invest in such securities.



Code#SUP-VARBOND-1207